Before you invest, you may want to review the fund’s prospectus, which contains information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated May 1,2023, are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS.

INVESTMENT OBJECTIVE

The Emerging Europe Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	1.54%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	2.13%
Total annual fund operating expenses	3.92%

(1)	The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) is calculated and accrued daily at an annual rate based on the fund’s average daily net assets, and consists of a base fee of 1.25% that may be adjusted upward or downward depending upon the performance of the fund relative to its designated benchmark index (the “performance adjustment”). For this purpose, the fund’s cumulative performance is compared to that of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) over a 12-month rolling period. When the difference between the fund’s performance and the performance of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. If the fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the base advisory fee will be increased by 0.25%. If the fund’s cumulative performance falls below the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more, the base advisory fee will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 1.00% (in the event that the performance of the fund exceeds the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more) to a maximum of 1.50% (in the event that the performance of the fund lags the MSCI Emerging Markets Europe 10/40 Index (Net Total Return) by 5% or more).

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$394	$1,195	$2,014	$4,138

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 184% for the fiscal year ended December 31, 2022.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Emerging Europe Fund invests, under normal market conditions, at least 80% of its net assets in equity and equity- related securities of companies located in the emerging markets of Eastern Europe. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies located in the emerging markets of Eastern Europe, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

In general, Eastern European countries are in the early stages of industrial, economic or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries.

Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Poland, the Czech Republic, Hungary and Turkey. The Adviser considers the following countries to be in Eastern Europe: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Slovakia, Slovenia, Turkey and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1.	securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country;

2.	securities of issuers that derive a majority of their revenues from business in Eastern European countries, or have a majority of their assets in Eastern European countries at the time of the fund’s investment; or

3.	securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The Emerging Europe Fund invests at least 25% of its total assets in securities of companies involved in oil, gas or banking. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System. For a full list of the Bloomberg-classified industries involving oil, gas or banking, see the discussion of non-fundamental investment restrictions in the statement of additional information (SAI).

However, the fund will invest no more than 25% of its total assets in any one Bloomberg-classified industry involving oil, gas, or banking, such as, among others, Drilling & Drilling Support, Exploration & Production, Integrated Oils, Midstream - Oil & Gas, Oilfield Services & Equipment, Refining & Marketing, Banks, and Diversified Banks; provided, however, if at the time of purchase a corresponding industry classification represents 20% or more of the fund’s benchmark, the MSCI Emerging Markets Europe 10/40 Index (Net Total Return), the fund may invest up to 35% of its total assets in the corresponding Bloomberg-classified industry.

The fund may invest up to 20% of its net assets in securities, including debt securities of any credit quality, of governments and companies located anywhere in the world.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund may participate in private placements and initial public offerings (IPOs). The fund also may purchase call and put options, and enter into covered option writing transactions. The fund’s use of options may also include participation in long-term equity anticipation securities (LEAPS). In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL INVESTMENT RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, including Russia’s invasion of Ukraine, and including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, unemployment, and reduced consumer spending. The effects of COVID-19 and other economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Eastern European Securities Risk. Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund’s investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets.

●	Russia's military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section. After Russia attacked Ukraine, trading on the Moscow Stock Exchange was limited to domestic trading, becoming unavailable to most foreign investors. The fund sold most of Russian assets prior the exchange closure and no longer buys Russian financial assets.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Geographic Concentration Risk. The fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund’s share price. The fund’s return and share price may be more volatile than those of a less concentrated portfolio.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Brexit Investment Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom (“UK”) voted to withdraw from membership in the European Union (“EU”), commonly referred to as “Brexit.” On December 31, 2020, the UK left the EU and the period following the UK’s withdrawal from the EU is expected to be one of significant political and economic uncertainty, particularly until the UK government and EU member states agree and implement the terms of the UK’s future relationship with the EU. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of certain European investments held by the Fund. In addition, if one or more additional countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the fund’s portfolio.

●	Industry Concentration Risk. The fund invests more than 25% of its investments in companies principally engaged in banking or the oil and gas industries. Oil & gas companies used to be a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses. In determining whether a company is involved in oil, gas or banking, the fund will use the Bloomberg Industry Classification System.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Restricted Security Risk. The fund’s investment in Russian oil, gas and banking companies may become subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www. usfunds.com or by calling 1-800-873-8637.

The secondary index in the table below shows how the fund’s performance compares to a group of securities that aligns more closely with the fund’s investment strategies.

Annual Total Returns (as of December 31 each year)

Emerging Europe Fund

Best quarter shown in the bar chart above: 26.68% in the fourth quarter of 2022.

Worst quarter shown in the bar chart above: (37.72)% in the first quarter of 2022.

Average Annual Total Returns

(for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Emerging Europe Fund Return Before Taxes	(39.84)%	(9.89)%	(6.86)%
Return After Taxes on Distributions	(40.86)%	(10.21)%	(7.06)%
Return After Taxes on Distributions and Sale of Fund Shares	(22.48)%	(6.70)%	(4.49)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return) (reflects no deduction for fees, expenses or taxes)	(67.62)%	(17.87)%	(10.63)%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1997 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds - Emerging Europe Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

U.S. Global Investors Funds

c/o Apex Fund Services

P.O. Box 588

Portland, ME 04112

Emerging Europe Fund (EUROX)	252-EUROX-0523S

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